May 1, 2010 as amended June 30, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.ftinstitutional.com/funddocuments. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

TICKER: TFSCX

SUMMARY PROSPECTUS
Templeton Institutional Funds Foreign Smaller Companies Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Other expenses [1]	0.36%
Total annual Fund operating expenses	1.11%
Fee waiver and/or expense reimbursement[1]	-0.16%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.95%

1. The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain non-routine expenses) until April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expenses reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 97	$ 337	$ 596	$ 1,337

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. For purposes of this 80% policy, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. However, the manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The Fund predominately invests in equity securities, primarily common stock.

The Fund may also invest a portion of its assets in the equity securities of larger foreign companies. The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Country Focus   Because the Fund invests its assets primarily in companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect security values in the country or region in which the Fund is invested.

Management   The Fund is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	36.82%
Worst Quarter:	Q4'08	-27.19%
As of March 31, 2010, the Fund's year-to-date return was 3.95%.
AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	5 Years	Since Inception 10/21/2002
Foreign Smaller Companies Series
Return Before Taxes	68.04%	8.07%	14.99%
Return After Taxes on Distributions	68.01%	6.34%	13.54%
Return After Taxes on Distributions and Sale of Fund Shares	44.68%	6.78%	13.14%
MSCI All Country (AC) World Index ex-U.S. Small Cap (index reflects no deduction for fees, expenses or taxes)[1]	63.50%	7.31%	16.64%
S&P Global ex-U.S. <$2 billion Index (index reflects no deduction for fees, expenses or taxes)[1]	63.24%	8.00%	17.27%

1. The MSCI All Country (AC) World Index ex-U.S. Small Cap is replacing the S&P Global ex-U.S. <$2 billion Index as the Fund's primary benchmark because it better represents the Fund's portfolio composition.

MSCI All Country (AC) World Index ex-U.S. Small Cap is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the United States. The index is unmanaged and includes reinvested dividends. (Source © 2009 Morningstar.)

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

HARLAN HODES, CPA   Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2007.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel and portfolio manager of the Fund since inception (2002).

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Institutional One Franklin Parkway San Mateo, CA 94403-1906 franklintempletoninstitutional.com Foreign Smaller Companies Series

Investment Company Act file #811-06135
458 PSUM 06/10	00070408